<logo>                        THORNBURG FUNDS
            Supplement to Institutional Class Shares Prospectus
                               April 1, 1997


This information supplements the Thornburg Funds Institutional Class Shares Prospectus dated February 1, 1997.

     Thornburg Limited Term Municipal Fund California Portfolio ("Limited Term California Fund") commenced its offering of Institutional Class Shares on April 1, 1997.